UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2021

HighCape Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39486	85-1388175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue, 21st Floor New York, NY	10018
(Address of principal executive offices)	(Zip Code)

(646) 793-3510

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CAPAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CAPA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CAPAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported, on February 18, 2021, HighCape Capital Acquisition Corp., a Delaware Corporation (the “Company “), entered into a business combination agreement, by and among HighCape, Tenet Merger Sub, Inc., a wholly owned subsidiary of HighCape (“Merger Sub”), and Quantum-SI Incorporated (“Quantum-SI”) (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). In connection with the proposed business combination between the Company and Quantum-SI (the “Business Combination”), the Company filed a registration statement on Form S-4 (File No. 333-253691) (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). On May 14, 2021, the Registration Statement was declared effective by the SEC and on that same day HighCape filed a Definitive Proxy Statement/Prospectus relating to the Company’s special meeting scheduled to be held on June 9, 2021 (the “Definitive Proxy Statement/Prospectus”), to, among other things, obtain the approvals required to consummate the Business Combination.

Since the initial filing of the Registration Statement, purported shareholders of HighCape have sent demand letters in connection with the Business Combination (the “Demand Letters”).

HighCape is including in this Current Report on Form 8-K certain supplemental disclosures regarding the Business Combination. HighCape and HighCape’s board of directors believe that the allegations and claims asserted in the Demand Letters lack merit, and that the supplemental disclosures set forth herein are not required or necessary under applicable laws. However, solely in order to avoid the risk of the Demand Letters delaying or otherwise adversely affecting the Business Combination and to minimize the costs, risks, and uncertainties inherent in defending the claims, HighCape hereby voluntarily amends and supplements the Definitive Proxy Statement/Prospectus, as set forth in this Current Report on Form 8-K. HighCape and the members of its board of directors deny any liability or wrongdoing in connection with the Definitive Proxy Statement/Prospectus, and nothing in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT/PROSPECTUS

This supplemental information should be read in conjunction with the Definitive Proxy Statement/Prospectus, which should be read in its entirety and is available free of charge on the Internet site maintained by the SEC at http://www.sec.gov. Page references in the below disclosures are to pages in the Definitive Proxy Statement/Prospectus, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement/Prospectus. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement/Prospectus, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement/Prospectus. New text is underlined, and deleted text is stricken through.

The disclosure on page 108 of the Definitive Proxy Statement/Prospectus is hereby supplemented by adding in an additional paragraph as follows:

On January 29, 2021, HighCape retained J.P. Morgan as its placement agent in connection with the proposed PIPE financing transaction in connection with the Business Combination. At a later date J.P. Morgan’s engagement was expanded to that of merger and acquisitions advisor. J.P. Morgan will receive a PIPE placement agent fee based on a percentage of PIPE proceeds raised. All of these fees are contingent on the Closing of the PIPE financing transaction and/or the Business Combination.

The disclosure on page 113 of the Definitive Proxy Statement/Prospectus is hereby supplemented by adding in the following disclosures as footnotes 3, 4, 5, and 6 to the chart regarding comparable companies:

(3) Enterprise Value/2023E Revenue for the individual comparable companies identified above were as follows: Illumina, Inc. 15.0x, 10X Genomics, Inc. 26.6x, Adaptive Biotechnologies Corp. 33.2x, Twist Biosciences, Inc. 38.6x, Berkeley Lights, Inc. 35.7x, Seer, Inc. 125.7x, Nautilus Biotechnology, Inc. 145.5x.

(4) Enterprise Value/2021-2024E Revenue CAGR for the individual comparable companies identified above were as follows: Illumina, Inc. 13.9%, 10X Genomics, Inc. 29.9%, Adaptive Biotechnologies Corp. 23.5%, Twist Biosciences, Inc. 22.0%, Berkeley Lights, Inc. 30.5%, Seer, Inc. 153.6%, Nautilus Biotechnology, Inc. 338.7%.

(5) Enterprise Value/2023E Revenue for the individual comparable companies identified above were as follows: Butterfly Network, Inc. 17.9x, Guardant Health, Inc. 28.8x, and Nano-X Imaging Ltd. 10.2x.

(6) Enterprise Value/2021-2024E Revenue CAGR for the individual comparable companies identified above were as follows: Butterfly Network, Inc. 62.3%, Guardant Health, Inc. 28.2%, and Nano-X Imaging Ltd. 183.0%.

The disclosure on page 107 of the Definitive Proxy Statement/Prospectus is hereby supplemented by supplementing the fifth paragraph and adding a new sentence immediately thereafter as follows:

The parties also discussed having Mr. Rakin join the board of the post-business combination company, which he agreed to do.

- END OF SUPPLEMENT TO PROXY STATEMENT –

Important Information About the Proposed Business Combination and Where to Find It

In connection with the Business Combination, HighCape has filed with the SEC a registration statement on Form S-4 (as amended, the “Registration Statement”), which includes the proxy statement/prospectus and certain other related documents and is both the proxy statement distributed to holders of shares of HighCape’s common stock in connection with HighCape’s solicitation of proxies for the vote by HighCape’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of HighCape to be issued in the Business Combination. The Registration Statement was declared effective by the SEC on May 14, 2021, and HighCape commenced mailing the proxy statement/prospectus to its stockholders on or about May 14, 2021. HighCape’s stockholders and other interested persons are advised to read the proxy statement/prospectus included in the Registration Statement and the amendments thereto, as well as other documents filed with the SEC in connection with the Business Combination, as these materials contain important information about the parties to the Business Combination Agreement and the Business Combination. Stockholders may also obtain copies of the proxy statement/prospectus, and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: HighCape Capital Acquisition Corp., 452 Fifth Avenue, 21st Floor, New York, NY 10018, Attention: Matt Zuga, or to mzuga@highcape.com.

Participants in the Solicitation

HighCape and its directors and executive officers may be deemed participants in the solicitation of proxies from HighCape’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in HighCape is contained in the Registration Statement for the Business Combination, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to HighCape Capital Acquisition Corp., 452 Fifth Avenue, 21st Floor, New York, NY 10018, Attention: Matt Zuga, or to mzuga@highcape.com. Additional information regarding the interests of such participants is contained in the Registration Statement.

Quantum-Si and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of HighCape in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is contained in the Registration Statement.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHCAPE CAPITAL ACQUISITION CORP.

Dated: June 7, 2021	By:	/s/ Kevin Rakin
	Name:	Kevin Rakin
	Title:	Chief Executive Officer and Director